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                                                                      EXHIBIT 99


                             [CARMIKE CINEMAS LOGO]


FOR IMMEDIATE  RELEASE
August 23, 2000

                                    CONTACT:    Suzanne D. Brown
                                                Investor/Public Relations
                                                (706) 576-2737


                                 CARMIKE CINEMAS
                                QUARTERLY REPORT
                                   TO BE LATE

         Columbus, Georgia, August 23, 2000--Carmike Cinemas, Inc. (NYSE: CKE) announced that it will be late filing its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000 due to difficulties and issues related to appropriate disclosures and representations associated with the filing of the Company's chapter 11 proceedings. The Company previously filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission with respect to the delay in the filing of its Form 10-Q.